                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)

                             MONY SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             CATHERINE R. MCCLELLAN
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         (5)      Total fee paid:

                  --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         (3)      Filing Party:

                  --------------------------------------------------------------

         (4)      Date Filed:

                             MONY SERIES FUND, INC.
                                  1740 BROADWAY
                               NEW YORK, NY 10019


                              --------------------


                            IMPORTANT PROXY MATERIALS
                  PLEASE PROVIDE YOUR VOTING INSTRUCTIONS NOW!


                                            , 2003
                               -------------

                              --------------------


Dear Contractholder:


         We are inviting you to provide voting instructions on certain proposals relating to the management and operation of the MONY Series Fund, Inc. (each, a "Portfolio" and collectively, the "Portfolios") used to provide you benefits under your annuity contract and/or life insurance policy (each, a "Contract" and collectively, the "Contracts") issued by MONY Life Insurance Company ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") (each, a "Company" and collectively, the "Companies"). A shareholder meeting of your Portfolio and other Portfolios of the MONY Series Fund, Inc. (the "Fund") is scheduled for September 30, 2003. This package contains information about the proposals and includes materials you will need to provide your voting instructions.


         The Board of Directors (the "Board") of the Fund has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Board has determined that the proposals are in your best interests, the final decision is yours.


         To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description about the proposals.


         Please read the enclosed materials carefully and provide your voting instructions.


TO PROVIDE YOUR VOTING INSTRUCTIONS, YOU MAY USE ANY OF THE FOLLOWING METHODS:


         - BY MAIL. Please complete, date, and sign your voting instruction card before mailing it in the enclosed postage-paid envelope.


         - BY INTERNET. Have your voting instruction card available. Go to the website: [www.________________.] Enter your 12-digit control number from your voting instruction card. Follow the simple instructions found on the website.


         -        BY TELEPHONE. Have your voting instruction card available.
                  Call [1-800-________] toll free. Enter your 12-digit control number from your voting instruction card. Follow the simple instructions.


         If you have any questions before submitting your voting instructions, please call us at [1-800-________]. We're glad to help you understand the proposals and assist you. Thank you for your participation.


                                   Sincerely,

                                   /s/ KENNETH M. LEVINE
                                   --------------------------------
                                   Kenneth M. Levine
                                   Chairman of the Board and President
                                   MONY Series Fund, Inc.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND GIVE VOTING INSTRUCTIONS ON THE
                                   PROPOSALS

         Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.


Q.       WHAT PROPOSALS AM I BEING ASKED TO CONSIDER?


A. The purpose of the proxy is to ask you to provide voting instructions to approve the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the investment adviser for your portfolios, MONY Life Insurance Company of America ("MONY America" or the "Adviser") and Boston Advisors, Inc. ("Boston Advisors" or the "Sub-Adviser"). Pursuant to this Sub-Advisory Agreement and subject to the oversight and supervision by MONY America and the officers and Board of Directors of the Fund, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolios that the Adviser shall from time to time direct for the following portfolios ("the Portfolios"):

                           Equity Growth Portfolio
                           Equity Income Portfolio
                           Diversified Portfolio


Q.       WHY AM I RECEIVING PROXY INFORMATION ON PORTFOLIOS THAT I DO NOT OWN?


A. Contractholders of each of the Portfolios are being asked to approve the same proposals, so most of the information that must be included in a proxy statement for your Portfolio needs to be included in a proxy statement for the other Portfolios as well. Therefore, in order to save money for your Portfolio, one proxy statement has been prepared.


Q.       WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE
         MAILING?


A. If your investment is allocated among more than one of the above Portfolios in your Contract, you will receive a voting instruction card for each Portfolio. Each voting instruction card should be completed.


Q. WHAT ARE THE PRIMARY REASONS FOR THE SELECTION OF BOSTON ADVISORS, INC. AS SUB-ADVISER FOR THE PORTFOLIOS?


A. The Board of Directors of the Fund weighed a number of factors in reaching its decision regarding the approval of Boston Advisors as an investment sub-adviser for the Portfolios, including:


         - the investment management acumen and style of the Sub-Adviser in conjunction with the investment objectives of the Fund;


         - the Board's continuing quantitative and qualitative evaluation of the Sub-Advisers' skills and performance record in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment portfolio;


         - the qualifications of the Sub-Adviser and the qualifications, investment experience, and education of its portfolio managers;


         - that the Sub-Adviser has already been running a shadow portfolio with the assistance of John V. Rock, former portfolio manager of the Portfolios, for the Equity Income Portfolio and would continue to operate the Portfolio with the same investment strategy;


         - that the Sub-Adviser currently manages securities for MONY Life Insurance Company and the performance of those securities since it commenced such management; and


         - that MONY America will continue as the principal investment adviser to the Fund.


Q. DOES THE PROPOSED CHANGE MEAN THAT MY PORTFOLIO'S INVESTMENT OBJECTIVE IS BEING CHANGED?


A. No. The introduction of a sub-adviser will not alter the Portfolio's investment objective.


Q.       HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?


A. We need the affirmative vote of a majority of each Portfolio's outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTING INSTRUCTIONS TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?


A. If we do not receive sufficient voting instructions to approve the proposals at the meeting, we [or ________________, a proxy solicitation firm,] may contact you by mail or telephone to encourage you to provide voting instructions. Contractholders should review the proxy materials and provide voting instructions to avoid the expense of additional mailings or telephone calls. If we do not have enough voting instructions to approve the proposals by the time of the shareholder meeting at 3 PM on September 30, 2003, the meeting may be adjourned to permit further solicitation of voting instructions.


Q.       HAS THE BOARD APPROVED THE PROPOSALS?


A. Yes. The Board has approved the proposals and recommends that you provide voting instructions to approve them.


Q.       HOW DO MY VOTING INSTRUCTIONS AFFECT THE VOTE?


A. The separate accounts of the Companies that issued your Contracts are the record owners of the shares of the Portfolios and are entitled to vote the shares. These Companies have passed the right to vote on these proposals through to you and will vote in accordance with your instructions. The Companies will vote 100% of the shares of each Portfolio held by their respective separate accounts. If you do not give voting instructions for the shares of the Portfolios held in your Contract, the Companies will vote such shares in the same proportion as they vote shares for which they have received instructions. Failure to approve the proposal by any Portfolio will not affect approval by another Portfolio. The record date for determining the number of shares outstanding and the contractholders entitled to give voting instructions is August 15, 2003.

Q.       HOW DO I PROVIDE VOTING INSTRUCTIONS?


A. You can provide voting instructions by completing and signing the enclosed voting instruction card and mailing it in the enclosed postage paid envelope. If you need any assistance or have any questions regarding the proposals or how to provide voting instructions, please call the Fund at _____________________.


         You may also provide voting instructions via the Internet. To do so have your voting instruction card available and go to the web site:
         [www._______________.] Enter your 12-digit control number from your voting instruction card and follow the instructions found on the website.


         Finally, you can also provide voting instructions by telephone. To do so have your voting instruction card available and call
         [1-800-_________] toll free. Enter your 12-digit control number from your voting instruction card and follow the simple instructions given.


Q.       HOW DO I SIGN THE VOTING INSTRUCTION CARD?


A. INDIVIDUAL ACCOUNTS: Contractholders should sign exactly as their names appear on the account registration shown on the card.


         JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.


         ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity.


         For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."


The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

                           MONY LIFE INSURANCE COMPANY
                     MONY LIFE INSURANCE COMPANY OF AMERICA


                             MONY SERIES FUND, INC.


                             EQUITY INCOME PORTFOLIO


                             EQUITY GROWTH PORTFOLIO


                              DIVERSIFIED PORTFOLIO





                                  1740 BROADWAY
                               NEW YORK, NY 10019





Dear Contractholder:


         Enclosed is a notice of a Joint Special Meeting of Shareholders of the Equity Income Portfolio, Equity Growth Portfolio, and Diversified Portfolio (the "Portfolios") of the MONY Series Fund, Inc. (the "Fund") to be held at the offices of the Fund, 1740 Broadway, New York, New York 10019 on September 30, 2003 at 3 PM, Eastern Standard Time (the "Meeting"). At the Meeting, Shareholders of the Portfolios will be asked to approve an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund's investment adviser, MONY Life Insurance Company of America ("MONY America" or the "Adviser"), and sub-adviser, Boston Advisors, Inc. ("Boston Advisors" or the "Sub-Adviser").

         Pursuant to this Sub-Advisory Agreement and subject to the oversight and supervision by MONY America and the officers and Board of Directors of the Fund, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolios that the Adviser shall from time to time direct. MONY America will remain the Portfolios' principal investment adviser. Investment objectives and services will remain substantially the same and are discussed in the accompanying Proxy Statement.


         The Fund's Board of Directors has approved the Sub-Advisory Agreement.

         As an owner of a contract that participates in the Portfolios you are entitled to instruct MONY Life Insurance Company of America or MONY Life Insurance Company how to vote a number of shares of capital stock of MONY Series Fund, Inc. related to your interest in the Accounts as of the close of business on August 15, 2003. The attached Notice of Joint Special Meeting of Shareholders and Proxy Statement concerning the Special Meeting of Shareholders describe the matters to be considered at the Meeting.

         You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed Voting Instruction Form in the accompanying return envelope at your earliest convenience or relaying your Voting Instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a Voting Instruction Form or submitted your Voting Instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation in order to make sure you are represented.

                                        Sincerely,

                                        /s/ KENNETH M. LEVINE
                                        ------------------------------
                                        Kenneth M. Levine
                                        Chairman of the Board and President
                                        MONY Series Fund, Inc.

                             MONY SERIES FUND, INC.


                             EQUITY INCOME PORTFOLIO


                             EQUITY GROWTH PORTFOLIO


                              DIVERSIFIED PORTFOLIO



                                  1740 BROADWAY
                               NEW YORK, NY 10019




                                    NOTICE OF
                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                               SEPTEMBER 30, 2003

                       ----------------------------------

TO THE SHAREHOLDERS:

         Notice is hereby given that a Joint Special Meeting of the Shareholders (the "Meeting") of each of the above-listed Portfolios (the "Portfolios") of the MONY Series Fund, Inc., (the "Fund") will be held at the offices of the Fund, 1740 Broadway, New York, New York 10019 on September 30 , 2003 at 3 PM, Eastern Standard Time, for the following purposes:

         (1) For each Portfolio, to approve or disapprove an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund's investment adviser, MONY Life Insurance Company of America ("MONY America" or the "Adviser") and Boston Advisors, Inc. ("Boston Advisors" or the "Sub-Adviser"). Pursuant to this Sub-Advisory Agreement and subject to the oversight and supervision by MONY America and the officers and Board of Directors of the Fund, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolios that the Adviser shall from time to time direct. MONY America will remain the Portfolios' principal investment adviser.

         (2) For each Portfolio, to act upon such other matters as properly may come before the Meeting or any adjournment or adjournments thereof.

         Your attention is called to the accompanying Proxy Statement.

         The Board has fixed the close of business on August 15, 2003 as the record date for determining the number of shares outstanding and the Shareholders entitled to provide voting instructions at the Meeting and any adjournments thereof. If you attend the Meeting, you may give your voting instructions in person.

                             YOUR VOTE IS IMPORTANT

                 PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY

         REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, EACH SHAREHOLDER SHOULD GIVE VOTING INSTRUCTIONS BY PROMPTLY COMPLETING, DATING, SIGNING, AND RETURNING EACH ENCLOSED VOTING INSTRUCTION CARD FOR EACH OF THE PORTFOLIOS IN WHICH THEY OWN SHARES IN THE ENCLOSED POSTAGE-PAID ENVELOPE. SHAREHOLDERS CAN ALSO PROVIDE VOTING INSTRUCTIONS THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED VOTING INSTRUCTION CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. IF YOU ARE PRESENT AT THE MEETING, YOU MAY CHANGE YOUR VOTE, IF DESIRED, AT THAT TIME. THE BOARD RECOMMENDS THAT SHAREHOLDERS PROVIDE VOTING INSTRUCTIONS TO VOTE "FOR" THE PROPOSALS.

                                            By order of the Board of Directors,


                                            /s/ ARTHUR WOODS
                                            -----------------------------------
                                            Arthur Woods
                                            Secretary

Dated:                  , 2003
      -----------------


                                       II

                             MONY SERIES FUND, INC.


                             EQUITY INCOME PORTFOLIO


                             EQUITY GROWTH PORTFOLIO


                              DIVERSIFIED PORTFOLIO



                                  1740 BROADWAY
                               NEW YORK, NY 10019




                                 PROXY STATEMENT
                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                               SEPTEMBER 30, 2003

                       ----------------------------------

GENERAL

         This Proxy Statement is furnished to the shareholders of the Equity Income, Equity Growth, and Diversified Portfolios (the "Portfolios") of the MONY Series Fund, Inc. (the "Fund"), a Maryland corporation, in connection with the solicitation by management of proxies to be used at a Joint Special Meeting (the "Meeting") of shareholders to be held on September 30, 2003, or any adjournment or adjournments thereof. The Notice of Meeting, Proxy Statement and Voting Instruction Form will first be mailed on or about _____________, 2003.

         Shares of all the Portfolios ("Shares") of the Fund are presently sold to MONY Life Insurance Company of America ("MONY America") and The MONY Life Insurance Company ("MONY") for allocation to accounts established by MONY America and MONY (collectively the "Accounts") to provide benefits to Contractholders ("Contractholders") of annuity and life insurance contracts ("Contracts") issued by those companies. Instructions of Contractholders are being solicited for the approval or disapproval of an Investment Sub-Advisory Agreement for the Portfolios.

SHARE OWNERSHIP

         Each of the Portfolios is a separate series of shares of capital stock.

         As of August 15, 2003 (the "Record Date"), the number of outstanding shares of each the Portfolios was as follows:

           ----------------------------------------- -------------------------
           PORTFOLIOS                                OUTSTANDING SHARES
           ----------------------------------------- -------------------------
           Equity Income                             729,961.386
           ----------------------------------------- -------------------------
           Equity Growth                              89,345.210
           ----------------------------------------- -------------------------
           Diversified                               155,930.391
           ----------------------------------------- -------------------------


         As of the Record Date, MONY and MONY America owned all of the outstanding shares of the Portfolios. Although shares held by the Accounts generally will be voted in accordance with instructions received from Contractholders, as discussed below, the Fund might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "1940 Act"). MONY and MONY America disclaim such control.

         To the knowledge of the Fund, as of the Record Date, no persons or "groups" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) had the power to direct the vote of more than 5% of any Portfolio's outstanding shares. As of the Record Date, Directors and officers of the Fund as a group beneficially owned none of the Fund's outstanding shares.

PROXIES AND VOTING

         In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed Voting Instruction Form, to date and sign the form, and to mail the form promptly in the enclosed postage-paid envelope, allowing sufficient time for the form to be received before the Meeting or to relay your voting instructions via telephone or the Internet by following the enclosed instructions. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

         A quorum for the Meeting will consist of a majority of the shares issued and outstanding and entitled to vote in person or be represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement are not received from Contractholders, MONY or MONY America may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment with respect to a Portfolio or the Fund will require the affirmative vote of a majority of the shares of that Portfolio, or the Fund, as the case may be, present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of each Portfolio's Shareholders.

         Shares of the Portfolios will be voted separately, with each Portfolio voting as a single class. Approval of a proposal by any Portfolio will not affect approval by another Portfolio.

         MONY and MONY America will vote shares of the Portfolios allocated to subaccounts ("Subaccounts") of their respective Accounts which correspond to the Portfolios based on instructions received from the Contractholders of such Account having the voting interest in the corresponding number of shares of each Portfolio held in such Account. Each Contractholder will have the equivalent of one voting instruction per $100 of value attributable to each of the Contracts held with fractional voting instructions for amounts less than $100. These voting instructions, represented as votes per $100 of value in each of the Subaccounts of the Accounts, will be converted into a proportionate number of votes in shares of each of the corresponding Portfolios of the Fund. Shares for which no instructions are received in time to be voted will be voted by the record holder in the same proportion as instructions which have been received in time to be voted. If required by state insurance officials, an Account may disregard voting instructions in certain instances.

         Unless the voting instructions direct MONY or MONY America otherwise, votes pursuant to the enclosed voting instructions will be cast for the Investment Sub-Advisory Agreement.

         Voting instructions may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Fund at MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019; (ii) attendance at the Meeting and voting in person, or (iii) properly executing and returning a new Voting Instruction Form (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

         All expenses of the preparation and distribution of these proxy materials will be borne by MONY America, the Fund's investment adviser. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of MONY America, or of MONY or its affiliates, personally or by telephone or telegraph or by one or more proxy soliciting firms. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of Voting Instruction Forms. For those services, they will be reimbursed by MONY America and/or MONY for their out-of-pocket expenses.

         All information contained in this Proxy Statement concerning the Fund, MONY, or MONY America or their respective affiliates has been supplied by MONY.

                                 PROPOSAL NO. 1

 APPROVAL OR DISAPPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN MONY LIFE
             INSURANCE COMPANY OF AMERICA AND BOSTON ADVISORS, INC.

BACKGROUND

         General. The Meeting has been called for the purpose of considering an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund's investment manager, MONY Life Insurance Company of America ("MONY America" or the "Adviser") and Boston Advisors, Inc. ("Boston Advisors" or the "Sub-Adviser") for each of the listed Portfolios. Pursuant to this Sub-Advisory Agreement and subject to the oversight and supervision by MONY America and the officers and Board of Directors of the Fund, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolios that the Adviser shall from time to time direct. MONY America will remain the Portfolios' principal investment adviser. Accordingly, Shareholders are being asked to approve the Sub-Advisory Agreement with respect to each Portfolio embodying exactly the same terms. The Fund's Board of Directors has approved the Sub-Advisory Agreement, subject to approval by the Shareholders of the Portfolios.

INVESTMENT ADVISER'S AGREEMENT

         MONY America currently serves as Investment Adviser for the Portfolios of the Fund under an Investment Advisory Agreement between the Fund and MONY America dated February 25, 1985 and amended August 4, 1997.

         Under this investment advisory agreement, the Investment Adviser provides investment advice and related services for the Portfolios, administers the overall day-to-day affairs of the Portfolios, bears all expenses associated with organizing the Portfolios, the initial registration of their securities, and the compensation of the directors and officers of the Portfolios who are affiliates of the Investment Adviser.

         For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of each of the Portfolios; 0.35% of the next $400,000,000 of the average daily net assets of the Portfolios; and 0.30% of the average daily net assets of the Portfolios in excess of $800,000,000.

         MONY America has contractually agreed to limit the Portfolios' expenses through April 30, 2004 to an annual expense ratio of 1.15%. as to the Equity Growth and Diversified and 1.05% as to the Equity Income Portfolios.

INVESTMENT SUB-ADVISORY AGREEMENT

         MONY America currently serves as Investment Adviser for the Portfolios of the Fund under an Investment Advisory Agreement between the Fund and MONY America dated February 25, 1985 and amended August 4, 1997.

         MONY America will continue to serve as the principal Investment Adviser for the Portfolios of the Fund and its Investment Advisory Agreement with the Fund will remain in effect.

         Under the Investment Sub-Advisory Agreement, the Adviser engages the services of the Sub-Adviser, Boston Advisors, Inc. in connection with Adviser's management of the Equity Growth Portfolio, Equity Income Portfolio, and Diversified Portfolios (the "Portfolios") of the Fund. Pursuant to this Sub-Advisory Agreement and subject to the oversight and supervision by Adviser and the officers and the Board of Directors of the Fund, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolios that the Adviser shall, from time to time, direct.

         The Sub-Adviser shall carry out its responsibilities under this Sub-Advisory Agreement in compliance with: (a) the Portfolios' investment objectives, policies, and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's directors may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations.

         In particular, the Sub-Adviser shall furnish continuously an investment program for the Portfolios and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolios shall be held in various securities, cash, or other investments. In this connection, the Sub-Adviser shall provide the Adviser and the officers and directors of the Fund with such reports and documentation as the latter shall reasonably request regarding the Sub-Adviser's management of the Portfolios' assets.

         The Sub-Adviser agrees, at its own expense, to provide the office space, furnishings, equipment, and personnel required by it to perform such services on the terms and for the compensation provided in the Sub-Advisory Agreement.

         For the services rendered, the facilities furnished, and the expenses assumed by the Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Portfolios at the following annual rate:

                              0.15% on net assets.

The Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolios shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of the Sub-Advisory Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) business days of the date of termination.

         Consistent with the requirements of the 1940 Act, MONY America provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser or its officers, Directors or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement (together, "disabling conduct"), the Sub-Adviser shall not be liable to the Adviser, the Portfolios, the Fund or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

         The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, by the Fund's board of directors, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolios on sixty (60) days written notice to the Adviser and the Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty (60) days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolios.

         A form of the Investment Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.

INFORMATION ABOUT MONY AMERICA

         MONY America is a wholly owned subsidiary of MONY, which is located at 1740 Broadway, New York, New York, 10019. MONY Securities Corp., the principal underwriter, is located at 1740 Broadway, New York, New York, 10019. The location of MONY America is 1740 Broadway, New York, New York, 10019.

         The officers of the Fund who are officers of MONY America are as follows:

           ----------------- --------------------------- -----------------------
           NAME              POSITION WITH MONY AMERICA  POSITION WITH FUND
           ----------------- --------------------------- -----------------------
           Kenneth M. Levine Executive Vice President    Chairman and President
           ----------------- --------------------------- -----------------------
           John C. Norton    Vice-President - Compliance Vice President -
                                                         Compliance
           ----------------- --------------------------- -----------------------
           Dave V. Weigel    Treasurer                   Treasurer
           ----------------- --------------------------- -----------------------

INFORMATION ABOUT BOSTON ADVISORS, INC.

         Boston Advisors, Inc. is a Massachusetts corporation located at One Federal Street, 26th Floor, Boston, MA 02110. It is a wholly-owned subsidiary of The Advest Group, Inc. which is a wholly-owned subsidiary of the MONY Group, Inc.

            Its directors and principal officers are as follows:

           -------------------------- ------------------------------------------
           NAME                       POSITION WITH BOSTON ADVISORS
           -------------------------- ------------------------------------------
           Allen G. Botwinick         Chairman of the Board of Directors
           -------------------------- ------------------------------------------
           Kenneth M. Levine          Director
           -------------------------- ------------------------------------------
           Michael I. Roth            Director
           -------------------------- ------------------------------------------
           Michael J. Vogelzang       Director and President
           -------------------------- ------------------------------------------
           Lee G. Kuckro              Director and Clerk
           -------------------------- ------------------------------------------
           Donna L. Sawan             Director and Treasurer
           -------------------------- ------------------------------------------
           Gregory W. Serbe           Senior Vice President, Director of Tax
                                      Exempt Investments, and President of
                                      Lebenthal Asset Management Division
           -------------------------- ------------------------------------------
           Ronald B. Maggiacomo       Senior Vice President and Chief Operating
                                      Officer
           -------------------------- ------------------------------------------

DIRECTORS' CONSIDERATION

         The Board of Directors discussed the proposed Sub-Advisory Agreement at length and believes that its terms are fair to, and in the best interests of, the Fund, the Portfolios, and their Shareholders. The Board of Directors, including all of the Independent Directors, recommends approval by the Shareholders of the Investment Sub-Advisory Agreement.

         In making this recommendation, the Directors carefully evaluated, with the advice and assistance of legal counsel, all factors they deemed relevant. These factors include: (1) the nature and quality of the services expected to be rendered to the Portfolios by the Sub-Adviser; (2) the history, reputation, qualification, and background of the Sub-Adviser, as well as the qualifications of its personnel and portfolio managers; (3) qualitative and quantitative analysis of the Sub-Adviser's organizational structure, investment process and style, and long-term performance record; (4) the investment management acumen and style of the Sub-Adviser in conjunction with the investment objectives of the Portfolios; (5) that MONY America will continue as the principal investment adviser to the Portfolios; and (6) that the investment objectives of the Portfolios and the services provided to the Portfolios will remain substantially unchanged.

         Based on these factors, the Board concluded that Boston Advisors' management style is appropriately suited to serve as Sub-Adviser for the Portfolios.

         In evaluating the Sub-Advisory Agreement, the Board relied on their ongoing quantitative and qualitative evaluation of the Sub-Adviser's skills and performance record in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment portfolio.

         The Board was provided with specific data by Boston Advisors. The Board considered specific information including information concerning: (1) the qualifications of the Sub-Adviser and the qualifications, investment experience, and education of its portfolio managers; (2) that the Sub-Adviser has already been running a shadow portfolio with the assistance of John V. Rock, former portfolio manager of the Portfolios, for the Equity Income Portfolio and would continue to operate the Portfolio with the same investment strategy; and (3) that the Sub-Adviser currently manages securities for MONY Life Insurance Company and the performance of those securities since it commenced such management.

         Based upon the Board's review, the Independent Directors concluded that adoption of the Sub-Advisory Agreement would, with respect to each Portfolio, assure the continued receipt of high quality portfolio management and administrative services at a fair and reasonable fee. Accordingly, the Directors, including the Independent Directors, unanimously concluded that adoption of the Investment Sub-Advisory Agreement was in the best interest of each Portfolio and its Shareholders.

VOTE REQUIRED FOR APPROVAL

         Approval of Proposal 1 with respect to each Portfolio requires the affirmative vote of "a majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of
(i) more than 50% of the outstanding shares of such Portfolio or (ii) 67% or more of the shares of such Portfolio present at the Meeting if more than 50% of the outstanding shares of such Portfolios are represented at the Meeting in person or by proxy. The shares of each Portfolio will be voted separately with respect to the proposal, and the proposal with respect to each Portfolio is not contingent on the appropriate vote being received by any other Portfolio.

         For each of the Portfolios that approve the proposal, the Sub-advisory Agreement will become effective August 15, 2003.

         For any Portfolio not approving the Proposal the Board will consider alternative actions.

         Whether or not the Portfolios approve the Proposal, the existing amended Investment Adviser's Agreement between the Fund and MONY America will remain in effect for all Portfolios.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT.

RECEIPT OF SHAREHOLDER PROPOSALS

         Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Directors do not intend to hold regular annual meetings of Shareholders of the Fund. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of Shareholders of a Portfolio, such proposal must be received by the Fund a reasonable time before the solicitation is to be made. The Directors will call meetings of Shareholders of a Portfolio as may be required under the 1940 Act (such as to approve a new investment advisory agreement for a Portfolio or to remove Directors) or as they may determine in their discretion.

MAILING OF ANNUAL REPORT

         The Fund will furnish, without charge, a copy of its Annual Report for the year ended December 31, 2003 to Contractholders upon request. Such requests should be made to MONY, M.D. 9-34 1740 Broadway, New York, New York 10019 or by calling 800-487-6669. The report will be sent by first class mail within three business days of the request.

OTHER BUSINESS

         The management knows of no business other than the matters specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the enclosed Voting Instruction Form confers discretionary authority with respect to such matters as may properly come before the Meeting. It is the intention of MONY and MONY America to vote in accordance with their judgment on such matters.

                                             By order of the Board of Directors,


                                             /s/ ARTHUR WOODS
                                             -----------------------------------
                                             Arthur Woods
                                             Secretary

Dated:                  , 2003
      -----------------

                      INDEX TO EXHIBITS TO PROXY STATEMENT


Exhibit A   Investment Sub-Advisory Agreement

                                    EXHIBIT A

                        INVESTMENT SUB-ADVISORY AGREEMENT

         THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), effective August 15, 2003 by and between MONY Life Insurance Company of America, a Delaware life insurance company (the "Adviser"), and Boston Advisors, Inc., a Massachusetts corporation (the "Sub-Adviser").

         Adviser and Sub-Adviser agree as follows:

1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of the Equity Growth Portfolio, Equity Income Portfolio, and Diversified Portfolio (the "Portfolios") of MONY Series Fund, Inc. (the "Fund"). Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the board of directors of the Fund, Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolios that the Adviser shall, from time to time, direct.

2. Sub-Adviser hereby accepts appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolios and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolios shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and directors of the Fund with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolios' assets.

4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolios' investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's directors may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser in writing of changes to (a) or (b) above and shall notify Sub-Adviser in writing of changes to (c) above promptly after it becomes aware of such changes.

         In particular, the Sub-Adviser shall be responsible to ensure that the
Portfolios: (a) comply with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualify as a regulated investment company under Sub-Chapter M of the Code.

5. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolios as these relate to the Portfolios, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolios with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolios. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolios, except where Adviser or the Fund instruct Sub-Adviser to place orders with a particular broker or dealer, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's board of directors and set forth in the Fund's current registration statement.

         To the extent permitted by the policy guidelines set forth in the Fund's current registration statement, Sub-Adviser is authorized to consider, in the selection of brokers and dealers to execute Portfolios transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (a) the execution capabilities of such brokers and dealers, (b) research, custody and other services provided by such brokers and dealers which the Sub-Adviser believes will enhance its general Portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of such brokers and dealers, (f) the risk to such a broker or dealer of positioning a block of securities, and (g) the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, Sub-Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of Sub-Adviser's overall responsibilities with respect to the Portfolios and to any other client accounts or Portfolios which Sub-Adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

         In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolios, when instructed to do so by either the Fund or the Adviser, Sub-Adviser agrees and is authorized to place orders with one or more brokers or dealers identified by the Fund or Adviser (including brokers or dealers who are affiliated persons of the Fund or Adviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

         Sub-Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolios with similar orders being made on the same day for other client accounts or Portfolios managed by Sub-Adviser. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged and the Portfolios and each other account or Portfolios participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or Portfolios (including the Portfolios) participating in the transaction. Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

         When recommending or effecting a transaction in a particular security or investment for more than one client account or Portfolios (including the Portfolios), Sub-Adviser may allocate such recommendations or transactions among all accounts and Portfolios for whom the recommendation is made or transaction is effected on a basis that Sub-Adviser considers equitable.

6. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. Adviser acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or Portfolios (including the Portfolios) for which that security or investment is recommended or executed. This Agreement does not require Sub-Adviser to give priority to the Portfolios over other client accounts or Portfolios.

7. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolios or otherwise be deemed agents of the Adviser, the Fund or the Portfolios.

8. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolios in connection with the purchase or sale of securities or other investments for the Portfolios, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Fund's board of directors and set forth in the Fund's current registration statement; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's board of directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolios or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

9. The Adviser delegates the Adviser's discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolios to the Sub-Adviser. The Sub-Adviser shall exercise these voting rights unless and until the Adviser revokes this delegation. The Adviser may revoke this delegation at any time without cause. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of the Sub-Adviser's voting procedures, and of the Sub-Adviser's actual votes, and shall supply this record to the Adviser, or any authorized representative of the Adviser, upon the written request of the Adviser or the Adviser's authorized representative, as appropriate.

10. Nothing in this Agreement shall require Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Portfolios.

11. Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.

12. Sub-Adviser: (a) is duly organized and validly existing under the laws of the State of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the Investment Company Act of 1940, as amended, (the "1940 Act") or the Advisers Act from performing the services contemplated by this Agreement,
(d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

13. Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act. Adviser represents that the Fund is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the shares of the Fund representing an interest in the Portfolios are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

14. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Fund, Sub-Adviser shall permit representatives of Adviser or the

Fund to examine the reports (or summaries of the reports) required to be made to Sub-Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

15. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Portfolios at the following annual rate:

                               0.15% on net assets

Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolios shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

         During any period when the determination of net asset value is suspended, the net asset value of the Portfolios as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

16. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolios' investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9),
(b)(10) and (f) of Rule 31a-1 under the 1940 Act.

         Sub-Adviser agrees that all books and records which it maintains for the Portfolios or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolios or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund. The Sub-Adviser agrees that the policies and procedures established by the Sub-Adviser for managing the Portfolios, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the sub-adviser/client relationship and management and operation of the Portfolios, shall be made available for inspection by the Adviser and the Fund or either of their authorized representatives not less frequently than annually.

17. Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or specifically by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities.

         Sub-Adviser may disclose the investment performance of the Portfolios and the Portfolios, provided that such disclosure does not reveal the identity of the Adviser, the Portfolios or the Fund. Sub-Adviser may, however, disclose that Adviser, the Fund and the Portfolios are its clients, provided that such disclosure does not reveal the investment performance or the composition of the Portfolios.

18. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, Directors or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement (together, "disabling conduct"), Sub-Adviser shall not be liable to Adviser, the Portfolios, the Fund or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, breach by the Sub-Adviser of the second paragraph of section 4 hereof is deemed to be disabling conduct.

19. Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or communication to current or prospective investors in the Portfolios relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

         Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of the Sub-Adviser's failure to ensure that the
Portfolios: (a) comply with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualify as a regulated investment company under Sub-Chapter M of the Code.

20. Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolios (other than a misstatement or omission relating to disclosure about Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Fund by Sub-Adviser).

21. This Agreement shall not become effective unless and until it is approved by the board of directors of the Fund, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the class of the Fund's stock representing an interest in the Portfolios. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for one year and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the board of directors of the Fund, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolios, and (b) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

22. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time without the payment of any penalty, by the Fund's board of directors, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolios on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolios.

23. This Agreement may be amended by the parties only if such amendment is specifically approved by (a) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and, if required by applicable law, (b) a majority of votes attributable to the outstanding Fund shares of the class representing an interest in the Portfolios.

24. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the votes attributable to shares of such class present at a meeting if more than 50% of the votes attributable to such shares are present or represented by proxy or (b) more than 50% of the votes attributable to shares of such class.

25. This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

26. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    MONY Life Insurance Company of America


                                    By:   /s/ Kenneth M. Levine
                                         -------------------------------------
                                    Title: Executive Vice President

ATTEST:

Arthur Woods
--------------------------


                                            Boston Advisors, Inc.



                                    By:  /s/ Michael Vogelzang
                                         -------------------------------------

                                    Title: President
                                         -------------------------------------


ATTEST:

Monica Vogelzang
--------------------------

           +PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING+

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR "FOR" IF NO CHOICE IS INDICATED.


                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                                  FOR      AGAINST     ABSTAIN

1.       Approval of an Investment Sub-Advisory Agreement                         [  ]       [  ]        [  ]
         (the "Sub-Advisory Agreement") between the MONY Series Fund's investment adviser, MONY Life Insurance Company of America ("MONY
         America" or the "Adviser") and Boston Advisors, Inc. (the
         "Sub-Adviser"). Pursuant to this Sub-Advisory Agreement and subject to the oversight and supervision by MONY America and the officers and
         Board of Directors of the MONY Series Fund, the Sub- Adviser shall manage the investment and reinvestment of that portion of the assets of the Equity Growth, Equity Income, and Diversified Portfolios (the
         "Portfolios") that the Adviser shall from time to time direct. MONY
         America will remain the Portfolios' principal investment adviser.

2. To transact such other business as may properly come before the Meeting.